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                                                                    EXHIBIT 10.7


                                KITTY HAWK, INC.
                        1999 EXECUTIVE STOCK OPTION PLAN

                                     PURPOSE

         The purpose of the Kitty Hawk, Inc. 1999 Executive Stock Option Plan (the "PLAN") is to attract and retain key executives of Kitty Hawk, Inc., a Delaware corporation (the "COMPANY"), and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options and Non-Qualified Stock Options which are intended to:

         (i) further align the interests of such key executives with the interests of the Company's stockholders;

         (ii) furnish an incentive to such key executives to continue their employment with the Company; and

         (iii) provide a means through which the Company may attract key executives.

                                    ARTICLE I
                                   DEFINITIONS

         For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

        1.1 "BOARD" means the board of directors of the Company.

        1.2 "CHANGE IN CONTROL"means the earliest date on which any of the following events shall occur:

         (i) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock (as defined below) would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or any lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company;

         (ii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;


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         (iii)    any "person" (as such term is defined in Section 3(a)(9) or
                  Section 13(d)(3) under the Securities Exchange Act of 1934 (the "1934 ACT")) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than M. Tom Christopher, Conrad A. Kalitta, the Company or any successor of the Company or any Subsidiary (as defined) or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 20% or more of the Company's then outstanding securities having the right to vote in the election of directors; or

         (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board of Directors of the Company, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         1.3 "CODE" means the Internal Revenue Code of 1986, as amended.

         1.4 "COMMON STOCK" means the Company's common stock, par value $0.01 per share.

         1.5 "DATE OF GRANT" means the effective date on which an option is awarded to a Participant as set forth in the Stock Option (as defined) agreement.

         1.6 "ELIGIBLE PARTICIPANT" shall have the meaning set forth in Section
5.1 hereof.

         1.7 "FAIR MARKET VALUE" shall mean the average last trade value of the Common Stock on the principal securities exchange on which the Common Stock is traded for the last five (5) trading days preceding the date or event in question.

         1.8 "INCENTIVE STOCK OPTION" means an option to purchase shares of Common Stock granted to an Eligible Participant pursuant to Article V and which is intended to qualify as an incentive stock option under Section 422 of the Code.

         1.9 "NON-QUALIFIED STOCK OPTION" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article IV and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

         1.10 "PARTICIPANT" means any employee of the Company or any Subsidiary (as defined below) who is, or who is proposed to be, a recipient of a Stock Option.


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         1.11 "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or other authority, agency, commission, court or tribunal, or other entity.

         1.12 "STOCK DIVIDEND" means a dividend or other distribution declared on the shares of Common Stock payable in (i) shares of capital stock of the Company or any Subsidiary, (ii) rights, options or warrants to receive or purchase shares of capital stock of the Company or any Subsidiary, or (iii) securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary or (iv) securities convertible into or exchangeable for securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary

         1.13 "STOCK OPTIONS" means any and all Incentive Stock Options and NonQualified Stock Options granted pursuant to the Plan.

         1.14 "SUBSIDIARY" means (i) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors, is at the time, directly or indirectly, owned the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries of the Company, and (ii) any other Person (other than a corporation) in which the Company, a subsidiary of the Company or the Company and one or more subsidiaries of the Company, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

                                   ARTICLE II
                                 ADMINISTRATION

         Subject to the terms of this Article II, the Plan shall be administered by the Compensation Committee (the "COMMITTEE") of the Board, which shall consist of at least two members. Each member of the Committee, at the time of such person's appointment to the Committee and while such person is a member thereof, must be a "Non-Employee Director", as that term is defined in Rule 16b-3 promulgated under the 1934 Act, and an "outside director" under Section 162(m) of the Code.

         Subject to the terms hereof, the Committee shall have exclusive power to:

         (i) Designate, from time to time, the particular key executives of the Company to whom Stock Options will be granted;

         (ii) Designate the time or times when Stock Options will be granted;



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         (iii)    Determine the number of shares of Common Stock subject to
                  issuance pursuant to any Stock Option award, and all of the terms, conditions, restrictions, limitations, if any, of an award of Stock Options, including the time and conditions of exercise or vesting;

         (iv) Accelerate the vesting or exercise of any Stock Options when such actions would be in the best interests of the Company;

         (v) Interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; and

         (vi) Make such other determinations and take such other action as it deems necessary or advisable in connection with the foregoing.

         The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Stock Options issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Articles XI and XII of the Plan, the aggregate number of shares which may be issued to Participants under grants of Stock Options made by the Committee under the Plan shall be 500,000 shares of Common Stock.

         The aggregate number of shares of Common Stock that may be represented by grants of Stock Options made to any Participant under the Plan during any fiscal year may not exceed 400,000 shares. Shares to be distributed under Stock Options may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the unexercised expiration or termination of a Stock Option are no longer subject to purchase may be reoffered under the Plan.

                                   ARTICLE IV
                               STOCK OPTION GRANTS

         4.1 Eligibility. The Committee shall, from time to time, select the particular key executives of the Company and its Subsidiaries to whom the Stock Options are to be


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granted and/or distributed in recognition of each such Participant's contribution to the Company's or the Subsidiary's success.

         4.2 Grant of Stock Options. All grants of Stock Options under this
Article IV shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by a stock option agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, the vesting schedule, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the stock option agreement shall also include provisions that may be necessary to assure that the Stock Option is an incentive stock option under Section 422 of the Code. The Company shall execute Stock Option agreements upon instructions from the Committee.

         4.3 Exercise Price. The exercise price per share for a Stock Option shall be determined by the Committee and shall be an amount not less than the Fair Market Value per share of the Common Stock on the Date of Grant. The Committee shall determine the Fair Market Value per share of the Common Stock on the Date of Grant. Notwithstanding anything to the contrary contained in this
Section 4.3, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

         4.4 Option Period. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the expiration of its option period. The Committee may provide for the vesting and exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. In addition to the provisions contained elsewhere herein concerning automatic acceleration of unmatured installments of Stock Options, the Committee shall have the right to accelerate the time at which any Stock Option granted to an executive shall become vested, or exercisable.

         4.5 Acceleration. The Committee may accelerate the exercisability of Stock Options granted under the Plan upon the occurrence of such events as specified in the applicable Stock Option agreement.

                                    ARTICLE V
                        LIMITS ON INCENTIVE STOCK OPTIONS

         5.1 Option Period. Notwithstanding the provisions of Sections 4.3 and
4.4 hereof, if a Participant eligible to receive a grant of an Incentive Stock Option under Section 422 of the Code (an "ELIGIBLE PARTICIPANT") owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary) and an


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Incentive Stock Option is granted to such Eligible Participant, the option period of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant. In addition, the exercise price per share of any such Incentive Stock Option granted to any such Eligible Participant owning more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary) shall be at least 110% of the Fair Market Value per share of the Common Stock on the Date of Grant.

         5.2 Limitation on Exercises of Shares Subject to Incentive Stock Options. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code; to the extent that any grant exceeds such $100,000 calendar year limit, the excess portion of such Stock Option shall be deemed a Non-Qualified Stock Option.

         5.3 Disqualifying Disposition. If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an Eligible Participant prior to the expiration of the later of two years from the Date of Grant of such Incentive Stock Option or one year from the transfer of shares to such Eligible Participant pursuant to the exercise of such Incentive Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Eligible Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by an Eligible Participant shall not affect the status of any other Stock Option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

         5.4 Termination. Notwithstanding the provisions of Article VII, the option period of an Eligible Participant's Incentive Stock Option(s) shall terminate no later than ninety (90) days after termination of such Participant's employment with the Company and its Subsidiaries; provided, that if such employment terminates by reason of the death or Total and Permanent Disability (as defined in Section 22(e) of the Code) of the Participant, then the option period of such Participant's Incentive Stock Option(s) shall terminate no later than twelve (12) months after such termination by reason of death or Total and Permanent Disability; provided, further, that upon an Eligible Participant's Termination for Cause, the option period shall terminate immediately upon the Termination for Cause and the Incentive Stock Option shall not be exercisable in whole or in part after the Termination for Cause. Notwithstanding the foregoing, an individual grant of an Incentive Stock Option to a Participant under the Plan may provide, pursuant to the terms of the particular Incentive Stock Option agreement, more restrictive terms than those contained in this Section 5.4 concerning any exercise of such Incentive Stock Option with respect to any termination of employment by such Eligible Participant.



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                                   ARTICLE VI
                       EXERCISE OF STOCK OPTIONS; PAYMENT

         Full payment for shares purchased upon exercise of a Stock Option shall be made in cash or by the Participant's delivery to the Company of shares of Common Stock which have a Fair Market Value equal to the aggregate exercise price (or in any combination of cash and shares of Common Stock having an aggregate Fair Market Value equal to the aggregate exercise price). No shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a stockholder until shares are issued to him or her. Additionally, shares covered by a Stock Option may be purchased upon exercise, in whole or in part, in accordance with the applicable Stock Option agreement, by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise. In addition, the Committee may in its sole discretion set forth any other method or manner of payment that is deems acceptable in any Participant's Stock Option agreement.

                                   ARTICLE VII
                            TERMINATION OF EMPLOYMENT

         Except as otherwise provided in Section 5.4 with respect to Incentive Stock Options, in the event a Participant shall cease to be employed by the Company or a Subsidiary for any reason other than (i) death or (ii) termination for cause, such Participant's Stock Options may be exercised by the Participant for the period set forth in the Participant's Stock Option agreement or until expiration of the applicable option period (if sooner).

         In addition, except as otherwise provided in Section 5.4 with respect to Incentive Stock Options, in the event of a Participant's death while employed, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Option may be exercised for a period of twelve (12) months after the Participant's death, or until expiration of the option period (if sooner), by the Participant's estate or personal representative or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death.

         In addition, except as otherwise provided in Section 5.4 with respect to Incentive Stock Options, upon a Participant's termination for cause, the option period shall terminate immediately upon the termination for cause and the Stock Option shall not be exercisable in whole or in part after the termination for cause.



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         Notwithstanding the foregoing, an individual grant of a Stock Option to a Participant under the Plan may provide, pursuant to the terms of the particular Stock Option agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Option with respect to any termination of employment by such Participant.

                                  ARTICLE VIII
                           AMENDMENT OR DISCONTINUANCE

         Subject to the limitations set forth in this Article VIII, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) or Code Section 422 shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

         Subject to the foregoing, the Board shall have the power to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act) or to qualify as "performance-based" compensation under Section 162(m) of the Code (including amendments as a result of changes to Rule 16b-3 or Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Stock Options granted under the Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Stock Option agreement. In the event of any such amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Stock Option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article VIII shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE IX
                               EFFECT OF THE PLAN

         Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any employee any right to be granted a Stock Option to purchase or receive Common Stock or any other rights except as may be evidenced by a Stock Option agreement, or any amendment thereto, duly authorized by and executed on


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behalf of the Company and then only to the extent of and upon the terms and conditions expressly set forth therein.

                                    ARTICLE X
                                      TERM

        The Plan shall be submitted to the Company's stockholders for their approval at the 1999 Annual Meeting of Stockholders and shall terminate immediately after such meeting if the Plan is not approved by at least a majority of the outstanding shares of Common Stock voting at such meeting. Unless sooner terminated by action of the Board, the Plan will terminate on January 31, 2009. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE XI
                               CAPITAL ADJUSTMENTS

        If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a subdivision, combination, or exchange of shares of Common Stock, then and in such event:

                       (i) An appropriate adjustment shall be made in the
                maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Plan;

                      (ii) A similar adjustment shall be made in the maximum
                number of shares of Common Stock issuable under Stock Options granted to any individual Participant during any fiscal year pursuant to Article III; and

                     (iii) An appropriate adjustment shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised.

        Such adjustments shall be made by the Committee and its determination in that respect shall be final, binding and conclusive. Any fractional shares resulting from any adjustment made pursuant to this Article XI shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exercisable for shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion or exercise of shares or obligations of the Company convertible into or exercisable for such


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shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                   ARTICLE XII
                   RECAPITALIZATION, MERGER AND CONSOLIDATION

        12.1 The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

        12.3 In the event of any liquidation or dissolution of the Company, any reorganization, merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Company, there may be substituted for each share of Common Stock subject to the unexercised portion of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets that the Participant would have received on a per share basis had such Participant's Stock Option been exercised in full prior to such event. Notwithstanding the foregoing, however, the Board, in its sole discretion, may cancel all such Stock Options at least thirty (30) days prior to the effective date of any such liquidation or dissolution of the Company, any reorganization, merger or consolidation, or of any such proposed sale of substantially all of the assets of the Company, and give notice to each holder thereof or his or her personal representative of its intention to cancel such Stock Options and permit the purchase during the thirty (30) day period following the delivery of such notice of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Options would not otherwise be exercisable.

        12.4 In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full.



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        12.5 In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

        12.6 Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Company within thirty (30) days after receipt thereof by such Participant.

                                  ARTICLE XIII
                    OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS
                          GRANTED BY OTHER CORPORATIONS

        Stock Options may be granted under the Plan from time to time in substitution for such stock options held by employees of a corporation who become or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

       14.1 Exercise of Stock Options. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable stock option agreements. Notwithstanding anything to the contrary contained herein, Stock Options may not be exercised, nor may shares be issued pursuant to a Stock Option, if any necessary listing of the shares on a stock exchange or


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any registration under state or federal securities laws required under the circumstances has not been accomplished.

       14.2 Non-Assignability. A Stock Option granted to a Participant may not be transferred or assigned, other than by will or the laws of descent and distribution.

       14.3 Investment Intent. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

       14.4 Allotment of Shares. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Stock Options to Participants under the Plan. The grant of a Stock Option to a Participant shall not, by itself, be deemed either to entitle the Participant to, or to disqualify the Participant from, participation in any other grant of Stock Options under the Plan, except pursuant to Article III of the Plan.

       14.5 No Right to Continue Employment. This Plan does not constitute a contract of employment. Nothing in the Plan or in any Stock Option confers upon any executive officer the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any executive officer at any time (subject to any contract rights of such executive officer).

       14.6 Stockholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares of Common Stock which have been actually issued.

       14.7 Tax Requirements. Any employee who exercises any Stock Option shall be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the executive then owns, which shares have an aggregate Fair Market Value equal to the required withholding payment, or any combination thereof. With respect to the exercise of a NonQualified Stock Option by a Participant who is an officer, director or 10% stockholder of the Company (as determined by reference to Section 16(b) of the 1934 Act and the rules promulgated thereunder), any obligation of such Participant to pay such taxes shall only be satisfied by the Company's withholding of that number of whole shares of Common Stock otherwise issuable upon such exercise which have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. With respect to the exercise of a Non-Qualified





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Stock Option by any Participant who is not at such time an officer, director or
10% stockholder of the Company, such Participant's obligation to pay such taxes may be satisfied by the following, or any combination thereof: (i) the delivery of cash to the Company in an amount necessary to satisfy the required tax withholding obligation of the Company, and/or (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock which the Participant owns and/or the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option), which shares so delivered or withheld have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. Any such withholding payments with respect to the exercise of a Non-Qualified Stock Option made by a Participant in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty
(30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option.

       14.8 Indemnification of Board and Committee. No current or previous member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

       14.9 Gender and Number. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

                                   ARTICLE XV
                                 EFFECTIVE DATE

         The effective date of the Plan shall be February 24, 1999, that is, the date on which it was first approved and adopted by the Board. Following approval by the stockholders of the Company at the 1999 Annual Meeting of Stockholders in accordance with applicable law, the Plan will continue in effect until the expiration of its term or until earlier terminated, amended, or suspended in accordance with the terms hereof. If stockholder approval is not obtained at the 1999 Annual Meeting of Stockholders, the Plan shall be nullified.


                                    * * * * *


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



         IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 24, 1999 by its Chief Executive Officer pursuant to prior action taken by the Committee.

                                        KITTY HAWK, INC.



                                        By:
                                           -------------------------------------
                                           Name: M. Tom Christopher
                                           Title: Chief Executive Officer


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